UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2010

Conquest Petroleum Incorporated
(Exact name of registrant as specified in its charter)

TEXAS	333-163071	20-0650828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24900 Pitkin Road, Suite 308, Spring, Texas	77386
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (281) 466-1530

Maxim Tep, Inc.
9400 Grogan's Mill Road, Suite 205, The Woodlands, Texas 77380
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 23, 2010 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated August 23, 2010

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conquest Petroleum Incorporated (Registrant)
August 24, 2010 (Date)	/s/ ROBERT D. JOHNSON Robert D. Johnson President and Chief Executive Officer

Exhibit Index
99.1	Press release dated August 23, 2010